                          HOOPESTON FOODS DENVER CORP.
                                SUBORDINATED NOTE

$____,000                                                       October 15, 2003

FOR VALUE  RECEIVED,  HOOPESTON  FOODS  DENVER  CORP.,  a  Delaware  corporation
("HOOPESTON-DENVER"),  promises to pay to the order of STOKES CANNING COMPANY, a
Colorado  corporation  (the  "STOKES")  the initial  principal  sum of _________
HUNDRED ________ THOUSAND DOLLARS ($___, 000), together with interest thereon on the unpaid  balance of the  principal sum at the rate of Seven Percent per annum
(7%), in accordance with and subject to the terms hereof.

Interest  accruing under this Note shall be due and payable quarterly in arrears on the 15th day of  September,  December,  March  and  June  ("Interest  Payment
Date(s)"). Any interest payments that are not paid when due and payable shall be added to the principal  amount of this Note effective as of the Interest Payment
Date. The election of  HOOPESTON-DENVER to add the amount of interest payable on any Interest  Payment Date to the  principal  sum of this Note shall not entitle
STOKES to declare this Note to be in default. All such interest that is added to the unpaid  principal  sum of this Note shall bear interest at the same rate and in the same manner as set forth above.  Notwithstanding the foregoing,  interest will not  begin to accrue on this Note  unless  and until  HOOPESTON-DENVER  and
STOKES have executed a definitive  agreement to implement the Global  Resolution
(as defined in the  Amendment  No. 1 between  the  parties  dated March __, 2004 relating to the  transaction  agreements  executed by the parties on January 26,
2001  ("Amendment  No.  1").  In the  event  the  parties  have not  executed  a definitive  agreement for the Global  Resolution by the Final Principal Due Date
(as  defined  below),  then no interest  shall  accrue  hereunder,  and only the principal amount shall be due and payable on the Final Principal Due Date.

The  principal  sum of this Note shall  initially be payable on November 1, 2004
("Initial  Principal  Due Date").  If the parties have not executed a definitive agreement for a Global  Resolution by the Initial  Principal Due Date,  then the principal  and  interest,  if any,  due under this Note shall not become due and payable until April 30, 2006 (the "Final Principal Due Date").

This Note is issued by  HOOPESTON-DENVER  and  accepted by STOKES in  accordance with the terms and conditions of the Amendment No. 1

Principal and interest,  if any, due hereunder  shall be payable in lawful money of the United  States of America and shall be payable to STOKES at 400 Inverness
Parkway,  Suite 200, Englewood,  Colorado 80112, or such other address as may be specified to HOOPESTON-DENVER by STOKES or any successor holder of this Note.

By accepting this Note,  STOKES agrees that the  indebtedness  evidenced by this
Note shall be junior to, and  subordinated  in right and time of payment to, the prior  payment in full of the  principal  sums of, and  interest  on, all Senior
Indebtedness.   "Senior   Indebtedness"   is  defined  as  any  indebtedness  of
HOOPESTON-DENVER  (including  principal  and interest) now existing or hereafter created,  to  LaSalle  Bank or any other  institutional  lender or  governmental agency. Nothing herein contained shall prevent  HOOPESTON-DENVER  (including its subsidiaries) from incurring  indebtedness senior to this Note from time to time subsequent  to the date of this Note,  either  secured by  property or assets of
HOOPESTON-DENVER or unsecured,  in which case such subsequent indebtedness shall be deemed to be Senior Indebtedness.  STOKES covenants and agrees to execute and deliver upon demand without charge therefor, such further instruments evidencing subordination  of  this  Note  to  Senior  Indebtedness  as may be  required  by
HOOPESTON-DENVER  or  LaSalle  Bank,  and/or any other  institutional  lender or governmental agency that has provided Senior Indebtedness to HOOPESTON-DENVER.

No payment of the  principal  sum and payments of interest on this Note shall be made,  unless full  payment of amounts  then due for  principal  and interest on
Senior  Indebtedness has been made, or full and adequate provision has been made
therefore.  Notwithstanding  the  foregoing,   HOOPESTON-DENVER  may  only  make
payments  of  principal  and  interest  pursuant  to this Note upon the  written consent of LaSalle Bank, and/or any other  institutional  lender or governmental agency that has provided Senior Indebtedness to HOOPESTON-DENVER.

The unpaid  principal  sum and any  accrued and unpaid  interest  thereon may be prepaid, in whole or in part, at any time from time to time, without premium and without  notice to the STOKES,  subject to the written  consent of LaSalle Bank, and/or any other  institutional  lender or governmental agency that has provided
Senior Indebtedness to HOOPESTON-DENVER.

This Note shall be governed by and construed in accordance  with the laws of the
State of Colorado. The provisions hereof may only be modified or supplemented by a written instrument signed by duly authorized officers of HOOPESTON-DENVER  and
STOKES. This Note may be assigned, transferred or endorsed by STOKES to James E.
Lewis,  or his designee,  provided  that Mr. Lewis or his designee  agree to the subordination  provisions  contained  herein and agree in writing to be bound by the terms and provisions of the  Subordination  Agreement  executed by STOKES on
March 15, 2004, in connection with the issuance of this Note.

IN WITNESS WHEREOF,  HOOPESTON-DENVER  has caused this Note to be executed as of the day and year first above written.

                                    HOOPESTON FOODS DENVER CORP.

                                    By:   ____________________________
                                          Richard Claiborn
                                          President and CEO

ACCEPTED AND AGREED TO BY:

STOKES CANNING COMPANY

---------------------------------
By :  ___________________________
Its:  ___________________________

Dated:____________________________

HFDC-Stokes Sub Note